Subsequent Event	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Event On January 27, 2021, AFG announced that it entered into a definitive agreement to sell its Annuity business to Massachusetts Mutual Life Insurance Company (“MassMutual”). Under the terms of the agreement, which is expected to close in the second quarter of 2021, MassMutual will acquire GALIC and its two insurance subsidiaries, Annuity Investors Life Insurance Company and Manhattan National Life Insurance Company. In addition to GALIC’s annuity operations, these subsidiaries include the run-off life operations. Prior to the sale, AFG will acquire (based on December 31, 2020 values) $430 million in investments accounted for using the equity method and $97 million of directly owned real estate from GALIC.